U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 1, 2009
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	000-31400	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(d)	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

(1)	On June 25, 2009, General William S. Wallace, USA (Ret.) and Governor James S. Gilmore III were appointed to our Board of Directors.

(2)	There is no arrangement or understanding between General Wallace or Governor Gilmore and any other person pursuant to which either of them was selected as a director.

(3)	At this time, it is expected that General Wallace will be appointed to the Strategic Assessment Committee of our Board of Directors and Governor Gilmore will be appointed to the Compensation Committee.

(4)	There are no transactions of the kind described in Item 404(a) of Regulation S-K in which either General Wallace or Governor Gilmore was a participant.

(5)	There is no plan, contract or arrangement that was entered into or materially modified in connection with General Wallace's or Governor Gilmore's appointment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit

Exhibit 99	Copy of the Registrant's press release dated July 1, 2009 is attached as Exhibit 99 to this current report on Form 8-K.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Arnold D. Morse

Arnold D. Morse
Senior Vice President, Chief Legal Officer and Secretary